UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2010

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3939 North First Street, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

 On November 26, 2010 (the "Signing Date"), Andromeda PV S.r.l. (the "Subsidiary"), an indirect subsidiary of SunPower Corporation ("SunPower" or the “Company”) entered into (i) a project facility agreement (the "Project Facility Agreement") with BNP Paribas, Milan Branch and Société Générale, Milan Branch (together the "Project Lenders") and Deutsche Bank AG, London Branch as senior agent (the "Senior Agent"); (ii) a VAT facility agreement (the "VAT Facility Agreement") with Société Générale, Milan Branch (in such capacity the "VAT Lender") and the Senior Agent; and (iii) a common terms agreement (the "Common Terms Agreement" and, together with the Project Facility Agreement and the VAT Facility Agreement, the "Andromeda Loan Agreements") which supplements the terms of the Project Facility Agreement and the VAT Facility Agreement.

 Under the terms of the Project Facility Agreement (as supplemented by the Common Terms Agreement), the Subsidiary may borrow up to €195,200,000 from the Project Lenders after satisfying certain conditions precedent to disbursement (the “Project Loan”). The maturity date is November 30, 2028. The Subsidiary borrowed the full amount available under the Project Facility Agreement on November 29, 2010.  The proceeds of the drawdown will be available, subject to the terms of the Project Facility Agreement and the Common Terms Agreement, to the Subsidiary upon the issuance of the Notes (described below).

 As previously disclosed on SunPower’s Current Report on Form 8-K dated October 25, 2010, Andromeda Finance S.r.l., a special purpose finance vehicle (the “Issuer”) is expected to issue two series of notes totalling €195,200,000 (the "Notes" or “Solar Bonds”) by securitizing the receivables from the Project Loan.  The receivables will be transferred by the Project Lenders to the Issuer in consideration of the payment of a purchase price funded by the proceeds from the issuance of the Notes.  Failure by the Issuer to issue the Notes will result in mandatory prepayment of the Project Loan.  As of December 2, 2010, the Project Lenders received commitments to purchase all of the Solar Bonds: (a) €67,500,000 of Class A1 Notes to be purchased by certain institutional investors and €30,100,000 to be purchased by SunPower Italia S.r.l, (a subsidiary of SunPower), and (b) €97,600,000 of Class A2 Notes to be purchased by European Investment Bank (“EIB”).

 The Project Loan and borrowings under the VAT Facility Agreement will be recourse only to the Subsidiary. The Notes will, other than certain third party guarantees, be recourse only to the Issuer. SunPower expects the issuance of the Notes to be completed in December 2010.

 The Subsidiary shall pay a weighted average fixed rate of interest equal to 6.152% per annum on outstanding borrowings under the Project Facility Agreement. Amounts borrowed are to be applied to fund any eligible development, construction, operating and maintenance costs, fees and expenses in connection with the development, construction, operation and maintenance of two photovoltaic power plants with a combined capacity of 44 MWac being constructed by Subsidiary at Montalto di Castro, Italy (the "Project").  In connection with the entry into the Andromeda Loan Agreements, the Subsidiary has granted security over its assets with the Project Lenders, the VAT Lender and the Senior Agent. The benefit of the security will pass automatically to the Issuer following the securitization of the Project Loan.

 Under the terms of the VAT Facility Agreement (as supplemented by the Common Terms Agreement), the Subsidiary may borrow up to €22,000,000 from the VAT Lender after satisfying certain conditions precedent to disbursement. The maturity date is October 31, 2015. Amounts borrowed are to be applied by the Subsidiary to fund the payment or reimbursement of VAT incurred in connection with the Project.

 The Andromeda Loan Agreements include representations, covenants, and events of default customary for project financing transactions of this type.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 2, 2010, SunPower issued a press release announcing the execution of the Andromeda Loan Agreements. The full text of the press release is being furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

This report is being filed by SunPower to comply with its obligations under the Securities Exchange Act of 1934.   It is not an offer of securities for sale in the United States, and the securities referred to in this report may not be offered or sold in the United States absent registration or an exemption from registration.  The Issuer does not intend to offer or sell these securities in the United States, and intends to conduct any offering of these securities outside the United States in reliance on Regulation S under the Securities Act of 1933.

Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. SunPower uses words and phrases such as “expected,” “will,” “to be purchased” and “expects” to identify forward-looking statements in this report, including forward-looking statements regarding (a) the securitization of the receivables of the Project Loan; (b) the purchase of the Notes pursuant to commitments from certain investors, SunPower Italia S.r.l, and the EIB; and (c) the issuance of the Notes by Issuer in December 2010. Such forward-looking statements are based on information available to SunPower as of the date of this report and involve a number of risks and uncertainties, some beyond SunPower's control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as: (i) the completion of all steps necessary under Italian law for the securitization of the receivables of the Project Loans, including, but not limited to, the publication of a notice in the Official Gazette and the registration with the Companies’ Registrar; and (ii) the satisfaction of all conditions precedent to issuance under the underwriting agreement for the sale of the Notes including, but not limited to: (A) no material adverse change or a prospective material adverse change in the condition (financial or otherwise), business, properties, general affairs, shareholder’s equity or results of operations of the Issuer or the Subsidiary (a “MAE”) and no event making any of the representations and warranties provided by the Issuer and the Subsidiary on the Signing Date untrue or incorrect in any material respect; and (B) none of the investors which have given firm commitments to purchase the Notes, revokes, terminates, rescinds or in any way withdraws its commitment on the basis of an MAE or a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would likely prejudice materially the value of the Notes or dealings in the Notes in the secondary market.  These forward-looking statements should not be relied upon as representing SunPower's views as of any subsequent date, and SunPower is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press release dated December 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: December 2, 2010	By:	/s/ Dennis V. Arriola
	Name:	Dennis V. Arriola
	Title:	Executive Vice President and Chief Financial Officer

Exhibits Index

99.1	Press release dated December 2, 2010.